                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

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                            INTERCREDITOR AGREEMENT

                           Dated as of March 3, 2006

                                     among

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as First Lien Representative,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as Second Lien Representative,

                              OPEN SOLUTIONS INC.,
                                  as Borrower,

                                      and

                      THE OTHER LOAN PARTIES NAMED HEREIN,
                                as Loan Parties

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                               TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01. Certain Defined Terms .....................................     2

                                   ARTICLE II
                                LIEN PRIORITIES

SECTION 2.01. Subordination of Liens ....................................     4
SECTION 2.02. Nature of First Lien Obligations ..........................     5
SECTION 2.03. Agreements Regarding Actions to Perfect Liens .............     5
SECTION 2.04. No New Liens ..............................................     6

                                   ARTICLE III
                               ENFORCEMENT RIGHTS

SECTION 3.01. Exclusive Enforcement .....................................     7
SECTION 3.02. Second Lien Enforcement Limitations and Waivers ...........     7
SECTION 3.03. Judgment Creditors ........................................     9
SECTION 3.04. Cooperation ...............................................     9
SECTION 3.05. Purchase Right ............................................     9
SECTION 3.06. No Additional Rights For the Borrower Hereunder ...........     9
SECTION 3.07. Actions Upon Breach .......................................    10

                                   ARTICLE IV
            APPLICATION OF PROCEEDS OF COLLATERAL; DISPOSITIONS AND
                RELEASES OF COLLATERAL; INSPECTION AND INSURANCE

SECTION 4.01. Application of Proceeds; Turnover Provisions ..............    10
SECTION 4.02. Releases of Second-Priority Lien ..........................    11
SECTION 4.03. Inspection Rights and Insurance ...........................    11

                                    ARTICLE V
                             INSOLVENCY PROCEEDINGS

SECTION 5.01. Filing of Motions .........................................    12
SECTION 5.02. Financing Matters .........................................    12
SECTION 5.03. Relief From the Automatic Stay ............................    13
SECTION 5.04. Adequate Protection .......................................    13
SECTION 5.05. Avoidance Issues ..........................................    13
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
SECTION 5.06. Asset Dispositions in an Insolvency Proceeding, etc. ......    14
SECTION 5.07. Separate Grants of Security and Separate Classification ...    14
SECTION 5.08. No Waivers of Rights of First Lien Secured Parties ........    14
SECTION 5.09. Plans of Reorganization ...................................    15
SECTION 5.10. Reorganization Securities .................................    15
SECTION 5.11. Post-Petition Claims ......................................    15
SECTION 5.12. Waiver ....................................................    15
SECTION 5.13. Expense Claims ............................................    15
SECTION 5.14. Other Matters .............................................    16

                                   ARTICLE VI
      SECOND LIEN COLLATERAL DOCUMENTS AND FIRST LIEN COLLATERAL DOCUMENTS

SECTION 6.01. Collateral Documents ......................................    16
SECTION 6.02. Amendments to First Lien Documents and Second Lien
              Documents .................................................    17

                                   ARTICLE VII
                             RELIANCE; WAIVERS; ETC.

SECTION 7.01. Reliance ..................................................    17
SECTION 7.02. No Warranties or Liability ................................    18
SECTION 7.03. No Waivers ................................................    18

                                  ARTICLE VIII
                            OBLIGATIONS UNCONDITIONAL

SECTION 8.01. First Lien Obligations Unconditional ......................    18
SECTION 8.02. Second Lien Obligations Unconditional .....................    19

                                   ARTICLE IX
                                 MISCELLANEOUS

SECTION 9.01. Conflicts .................................................    19
SECTION 9.02. Continuing Nature of Provisions ...........................    19
SECTION 9.03. Amendments; Waivers .......................................    19
SECTION 9.04. Information Concerning Financial Condition of the Borrower
              and the other Loan Parties ................................    20
SECTION 9.05. GOVERNING LAW .............................................    20
SECTION 9.06. SUBMISSION TO JURISDICTION ................................    20
SECTION 9.07. Notices ...................................................    21
SECTION 9.08. Similar Liens and Agreements ..............................    21
SECTION 9.09. Subrogation ...............................................    21
SECTION 9.10. Successors and Assigns ....................................    21

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
SECTION 9.11. Severability ..............................................    22
SECTION 9.12. Counterparts; Integration; Effectiveness ..................    22
SECTION 9.13. Provisions to Define Relative Rights ......................    22

                             INTERCREDITOR AGREEMENT

     INTERCREDITOR AGREEMENT (as amended or otherwise modified from time to time, this "AGREEMENT"), dated as of March 3, 2006, among WACHOVIA BANK, NATIONAL ASSOCIATION ("WACHOVIA"), as collateral agent (in such capacity, with its successors and assigns, the "FIRST LIEN REPRESENTATIVE") for the First Lien Secured Parties (as hereinafter defined), Wachovia, as collateral agent (in such capacity, with its successors and assigns, the "SECOND LIEN REPRESENTATIVE") for the Second Lien Secured Parties (as hereinafter defined), OPEN SOLUTIONS INC., a Delaware corporation (the "BORROWER"), the other Loan Parties (as hereinafter defined) listed on the signatures pages hereof and such other parties as shall from time to time become party hereto.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the other Loan Parties, the First Lien Representative, and certain financial institutions and other lenders are parties to the First Lien Senior Secured Credit Agreement dated as of March 3, 2006 (as amended, amended and restated, supplemented, subject to a Refinancing (as hereinafter defined) or otherwise modified from time to time, in accordance with the terms hereof, the "FIRST LIEN CREDIT AGREEMENT"), pursuant to which such financial institutions and other lenders have agreed to make loans and extend other financial accommodations to the Borrower.

     (2) The Borrower, the other Loan Parties, the Second Lien Representative, and certain financial institutions and other lenders are parties to the Second Lien Senior Secured Term Loan Agreement dated as of March 3, 2006 (as amended, amended and restated, supplemented, subject to a Refinancing or otherwise modified from time to time in accordance with the terms hereof, the "SECOND LIEN CREDIT AGREEMENT"), pursuant to which such financial institutions and other lenders have agreed to make loans and extend other financial accommodations to the Borrower.

     (3) The Borrower and the other Loan Parties have granted to the First Lien Representative, for the benefit of the First Lien Secured Parties, security interests in the Collateral (as hereinafter defined) as security for payment and performance of the First Lien Obligations (as hereinafter defined) arising under or in connection with the First Lien Credit Agreement.

     (4) The Borrower and the other Loan Parties have also granted to the Second Lien Representative, for the benefit of the Second Lien Secured Parties, second-priority security interests in the Collateral as security for payment and performance of the Second Lien Obligations (as hereinafter defined) arising under or in connection with the Second Lien Credit Agreement.

     (5) The First Lien Secured Parties under the First Lien Credit Agreement have agreed to permit the grant of such second-priority security interests to secure such Second Lien Obligations, but only on and subject to the terms and conditions set forth in this Intercreditor Agreement.

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                                        2


     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto have agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.01. Certain Defined Terms. (a) The following terms, as used herein, have the following meanings:

     "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
Section 101 et seq.), as amended from time to time.

     "COLLATERAL" means all assets that are both First Lien Collateral and Second Lien Collateral.

     "COMPARABLE SECOND LIEN COLLATERAL DOCUMENT" means, in relation to any Collateral subject to any First Lien Collateral Document, that Second Lien Collateral Document that creates a security interest in the same Collateral, granted by the same grantor thereunder.

     "DIP FINANCING" has the meaning specified in Section 5.02 of this Agreement.

     "ENFORCEMENT ACTION" means, with respect to the First Lien Obligations or the Second Lien Obligations, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Lien Collateral Documents or the Second Lien Collateral Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or in an Insolvency Proceeding.

     "FIRST LIEN COLLATERAL" means the "Collateral" as defined in the First Lien Credit Agreement.

     "FIRST LIEN COLLATERAL DOCUMENTS" means the "Collateral Documents" as defined in the First Lien Credit Agreement.

     "FIRST LIEN LOAN DOCUMENTS" means the "Loan Documents" as defined in the First Lien Credit Agreement.

     "FIRST LIEN OBLIGATIONS" means the "Secured Obligations" as defined in the First Lien Credit Agreement.

     "FIRST LIEN REPRESENTATIVE" has the meaning specified in the recital of parties to this Agreement.

     "FIRST LIEN SECURED PARTIES" means the "Secured Parties" as defined in the First Lien Credit Agreement.

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                                        3


     "INSOLVENCY PROCEEDING" means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

     "LIEN" has the meaning specified in the First Lien Credit Agreement.

     "LOAN PARTIES" means the "Loan Parties" as defined in the First Lien Credit Agreement and Second Lien Credit Agreement.

     "PAYMENT IN FULL" means (a) the payment in full in cash of (i) all principal, reimbursement obligations and interest (including any Post-Petition Interest) in respect of the First Lien Obligations and (ii) all other First Lien Obligations that are claimed within 90 days of the last date on which all principal and interest in respect of the First Lien Obligations shall have been paid in full in cash and (b) the termination in full of all commitments to extend credit in respect of, and the termination, expiration or cash collateralization of all obligations with respect to all letters of credit relating to, the First Lien Obligations. "PAID IN FULL" shall have the correlative meaning.

     "PERSON" has the meaning specified in the First Lien Credit Agreement.

     "POST-PETITION INTEREST" means any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

     "PURCHASE EVENT" has the meaning specified in Section 3.05 of this Agreement.

     "REFINANCING" has the meaning specified in Section 6.02 of this Agreement.

     "SECOND LIEN COLLATERAL" means "Collateral" as defined in the Second Lien Credit Agreement.

     "SECOND LIEN COLLATERAL DOCUMENTS" means "Collateral Documents" as defined in the Second Lien Credit Agreement.

     "SECOND LIEN ENFORCEMENT DATE" means the date, after the occurrence of an Event of Default (under and as defined in the Second Lien Credit Agreement), that is 180 days after the First Lien Representative's receipt of written notice from the Second Lien Representative certifying that (a) an Event of Default (under and as defined in the Second Lien Credit Agreement) has occurred and is continuing and (b) the Second Lien Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with terms of the Second Lien Credit Agreement; provided that the Second Lien Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (i) at any time the First Lien Representative or the First Lien Secured Parties have commenced any Enforcement Action with respect to the Collateral, (ii) at any time the First Lien Obligations are then due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the First Lien Credit Agreement (iii) at any time any Loan Party is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding or (iv) if the acceleration of the Second Lien Obligations (if any) is rescinded in accordance with the terms of the Second Lien Credit Agreement or otherwise.

     "SECOND LIEN LOAN DOCUMENTS" means the "Loan Documents" as defined in the Second Lien Credit Agreement.

     "SECOND LIEN OBLIGATIONS" means the "Secured Obligations" as defined in the Second Lien Credit Agreement.

     "SECOND LIEN REPRESENTATIVE" has the meaning specified in the recital of parties to this Agreement.

     "SECOND LIEN SECURED PARTIES" means the "Secured Parties" as defined in the Second Lien Credit Agreement.

     "SECURED PARTIES" means, collectively, the First Lien Secured Parties and the Second Lien Secured Parties.

     "SECURITY AGREEMENT" has the respective meanings specified in the First Lien Credit Agreement and the Second Lien Credit Agreement; collectively, the "SECURITY AGREEMENTS".

     "STANDSTILL PERIOD" has the meaning specified in Section 3.01 of this Agreement.

     "UCC" has the meaning specified in the Security Agreements.

     (b) Any other defined terms used and not defined herein shall have the meanings specified in the Preliminary Statements contained herein or specified in the First Lien Credit Agreement.

                                   ARTICLE II
                                 LIEN PRIORITIES

          SECTION 2.01. Subordination of Liens. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Secured Party securing the Second Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Secured Parties securing the First Lien Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Lien Collateral Document or Second Lien Collateral Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Secured Party securing any of the First Lien Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

          (b) No First Lien Secured Party or Second Lien Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to the other. Notwithstanding any failure by any First Lien Secured Party or Second Lien Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Lien Secured Parties or the Second Lien Secured Parties, the priority and rights as between the First Lien Secured Parties and the Second Lien Secured Parties with respect to the Collateral shall be as set forth herein.

          SECTION 2.02. Nature of First Lien Obligations. The Second Lien Representative on behalf of itself and the other Second Lien Secured Parties acknowledges that a portion of the First Lien Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased (so long as the principal amount of any additional credit extended thereunder does not exceed the maximum amount available thereunder on the Effective Date by more than $75,000,000; it being understood that all Obligations under any Secured Hedge Agreements permitted thereunder shall be excluded for purposes of determining such increased amount), replaced or refinanced (including replacement or refinancing of such increased amounts and including under the same or different documents and with the same or different lenders and/or representatives, all of which shall be deemed to be the First Lien Credit Agreement wherever such term is used herein), in each event, without notice to or consent by the Second Lien Secured Parties and without affecting the provisions hereof (subject, in each case, to the provisions set forth in Section 9.01 of the First Lien Credit Agreement). The lien priorities provided in Section 2.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.

          SECTION 2.03. Agreements Regarding Actions to Perfect Liens. (a) The Second Lien Representative on behalf of itself and the other Second Lien Secured Parties agrees that all mortgages and other real estate instruments, UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Second Lien Representative or any Second Lien Secured Party shall be in form satisfactory to the First Lien Representative.

          (b) Without the prior written consent of the First Lien Representative, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into nor may any new document be entered into, that provides any collateral security in favor of the Second Lien Representative or any Second Lien Secured Party from any Loan Party. Each of the Second Lien Representative and the Second Lien Secured Parties agrees that each Second Lien Collateral Document shall include the following language (with defined terms conformed as shall be satisfactory to the First Lien Representative):

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                                       6


          "Notwithstanding anything herein to the contrary, the liens and security interest granted to the Second Lien Representative, for the benefit of the Second Lien Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Representative, for the benefit of the Second Lien Secured Parties, hereunder are subject to the provisions of that certain Intercreditor Agreement, dated as of March 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among Wachovia Bank, National Association, as First Lien Representative, Wachovia Bank, National Association, as Second Lien Representative, Open Solutions Inc., a Delaware corporation, and such other parties as may be added thereto from time to time in accordance with the terms thereof. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern."

          (c) The First Lien Representative, on behalf of itself and the other First Lien Secured Parties, hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or "control" (as defined in the UCC) over Collateral pursuant to any of the First Lien Collateral Documents, such possession or control is also for the benefit of the Second Lien Representative and the other Second Lien Secured Parties solely to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on any First Lien Secured Party (or any third party acting on its behalf) with respect to such Collateral or provide the Second Lien Representative or any other Second Lien Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement and the Second Lien Collateral Documents, provided that subsequent to the Payment in Full of the First Lien Obligations, the applicable First Lien Secured Party shall (i) deliver to the Second Lien Representative, at the Borrower's sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Collateral Documents or (ii) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs, and provided further that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

          SECTION 2.04. No New Liens. So long as the First Lien Obligations have not been Paid in Full, the parties hereto agree that if any Second Lien Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Obligation which assets are not also subject to the first-priority Lien of the First Lien Secured Parties under the First Lien Collateral Documents, then the Second Lien Representative and the Borrower will immediately notify the First Lien Representative thereof in reasonable detail and, upon demand by the First Lien Representative or any First Lien Secured Party, will without the need for any further consent of any other Second Lien Secured Party, notwithstanding anything to the contrary in any other Second Lien Collateral Document, either (a) release such Lien or (b) assign it to the First Lien Secured Parties as security for the First Lien Obligations (in which case the Second Lien Secured Parties may retain a second-priority lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Secured Parties, the Second Lien Representative and the other Second Lien Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.04 shall be subject to Section 4.01.

                                   ARTICLE III
                               ENFORCEMENT RIGHTS

          SECTION 3.01. Exclusive Enforcement. So long as the First Lien Obligations have not been Paid in Full, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Representative shall have the exclusive right to take and continue, or not to take (subject to clause (a) below), any Enforcement Action with respect to the Collateral, without any consultation with or consent of any Second Lien Secured Party, but subject to the proviso set forth in Section 5.01, and (a) from the date hereof until the occurrence of the Second Lien Enforcement Date (such period, the "STANDSTILL PERIOD"), neither the Second Lien Representative nor any Second Lien Secured Party shall exercise or seek to exercise any rights or remedies (including any right of set-off or recoupment) with respect to any Second Lien Collateral (including, without limitation, the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Second Lien Representative or any Second Lien Secured Party may be a party) or institute or commence (or join with any other Person in commencing) any enforcement, collection, execution, levy or foreclosure action or proceeding (including, without limitation, any Insolvency Proceeding) with respect to any Lien held by it under the Second Lien Collateral Documents or otherwise, and (b) neither the Second Lien Representative nor any other Second Lien Secured Party shall (i) contest, protest or object to, or otherwise interfere with, hinder or delay, any foreclosure proceeding or action brought by the First Lien Representative or any other First Lien Secured Party, any rights and remedies relating to the Collateral under the First Lien Collateral Documents or otherwise, provided that the respective interests of the Second Lien Secured Parties attach to the proceeds thereof, subject to the relative priorities described in Section 4.01 hereof, or (ii) contest, protest or object to the forbearance by the First Lien Representative or the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to any Collateral. Each of the Second Lien Representative and each other Second Lien Secured Party hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or in the Second Lien Credit Agreement or otherwise shall be deemed to restrict in any way the rights and remedies of the First Lien Representative or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Collateral Documents. Upon the occurrence and during the continuance of a default or an event of default in respect of a First Lien Obligation permitting the First Lien Representative to take any Enforcement Action under any First Lien Collateral Document, the First Lien Representative may take and continue any Enforcement Action with respect to the First Lien Obligations and the Collateral exclusively and in such order and manner as it may determine in its sole discretion.

          SECTION 3.02. Second Lien Enforcement Limitations and Waivers. The Second Lien Representative and each other Second Lien Secured Party hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or in the Second Lien Credit Agreement or otherwise shall be deemed to restrict in any way the rights and remedies of the First Lien Representative or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Collateral

Documents. In addition, the Second Lien Representative and each other Second Lien Secured Party agrees that, until the First Lien Obligations have been Paid in Full, subject to the proviso set forth in Section 5.01:

          (a) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Obligation pari passu with or senior to, or to give any Second Lien Secured Party any preference or priority relative to, the Liens with respect to the First Lien Obligations or the First Lien Secured Parties with respect to any of the Collateral;

          (b) they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, (i) any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by the First Lien Representative or any other First Lien Secured Party or (ii) any other Enforcement Action taken by or on behalf of the First Lien Representative or any other First Lien Secured Party;

          (c) they have no right to (i) direct either the First Lien Representative or any other First Lien Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the First Lien Collateral Documents or (ii) consent or object to the exercise by the First Lien Representative or any other First Lien Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the First Lien Collateral Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a second-priority lien creditor or otherwise, they hereby irrevocably waive such right);

          (d) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against either the First Lien Representative or any other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and neither the First Lien Representative nor any other First Lien Secured Party shall be liable for, any action taken or omitted to be taken by the First Lien Representative or any other First Lien Secured Party with respect to the Collateral or pursuant to the First Lien Collateral Documents;

          (e) they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Loan Party or affiliates under or with respect to any Second Lien Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Lien Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Second Lien Collateral Document;

          (f) they will not (i) commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Second Lien Collateral Documents or (ii) attempt any action to take possession of any Collateral; and

          (g) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

          SECTION 3.03. Judgment Creditors. In the event that any Second Lien Secured Party becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations (created pursuant to the Second Lien Collateral Documents) subject to this Agreement.

          SECTION 3.04. Cooperation. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees that each of them shall take such actions as the First Lien Representative shall reasonably request in connection with the exercise by the First Lien Secured Parties of their rights set forth herein.

          SECTION 3.05. Purchase Right. Without prejudice to the enforcement of the First Lien Secured Parties' remedies, the First Lien Secured Parties agree that at any time during the 60-day period following (a) acceleration of the First Lien Obligations in accordance with the terms of the First Lien Credit Agreement or (b) the commencement of an Insolvency Proceeding (each, a "PURCHASE EVENT"), one or more of the Second Lien Secured Parties may request, and the First Lien Secured Parties hereby offer the Second Lien Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of First Lien Obligations outstanding at the time of purchase at par, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Acceptance (as such term is defined in the First Lien Credit Agreement)). If such right is exercised within the aforementioned 60-day period, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Lien Secured Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Representative and the Second Lien Representative. For the avoidance of doubt, none of the Second Lien Secured Parties shall be obligated or "dragged along" to exercise such purchase right by reason of any other Second Lien Secured Party's exercise of such purchase right. If none of the Second Lien Secured Parties exercise such right, the First Lien Secured Parties shall have no further obligations pursuant to this Section 3.05 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Collateral Documents, the First Lien Credit Agreement and this Agreement.

          SECTION 3.06. No Additional Rights For the Borrower Hereunder. Except as provided in Section 3.07, if any First Lien Secured Party or Second Lien Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Borrower shall not be entitled to use such violation as a defense to any action by any First Lien Secured Party or Second Lien Secured Party, or to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Secured Party or Second Lien Secured Party.

          SECTION 3.07. Actions Upon Breach. (a) If any Second Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Borrower or the Collateral, the Borrower may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of the Borrower.

          (b) Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the First Lien Representative or any First Lien Secured Party (in its or their own name or in the name of the Borrower) or the Borrower may obtain relief against such Second Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Representative on behalf of each Second Lien Secured Party that (i) the First Lien Secured Parties' damages from its actions may at that time be difficult to ascertain and may be irreparable, and
(ii) each Second Lien Secured Party waives any defense that the Borrower and/or the First Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

                                   ARTICLE IV
       APPLICATION OF PROCEEDS OF COLLATERAL; DISPOSITIONS AND RELEASES OF
                      COLLATERAL; INSPECTION AND INSURANCE

          SECTION 4.01. Application of Proceeds; Turnover Provisions. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off or recoupment) with respect to any Collateral, and that any Collateral or proceeds taken or received by it for any reason will be paid over to the First Lien Representative, unless and until all First Lien Obligations have been Paid in Full. Without limiting the generality of the foregoing, until all First Lien Obligations have been Paid in Full, the sole right of the Second Lien Representative and the other Second Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after all First Lien Obligations have been Paid in Full in accordance with the terms of the Second Lien Collateral Documents and applicable law. All proceeds of Collateral (including without limitation any interest earned thereon, including any Post-Petition Interest) resulting from the sale, collection or other disposition of Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Lien Representative for application to the First Lien Obligations in accordance with the terms of the First Lien Loan Documents, until the First Lien Obligations have been Paid in Full and thereafter, to the Second Lien Representative for application in accordance with the Second Lien Loan Documents. Until the Payment in Full of the First Lien Obligations, any Collateral, including without limitation any such Collateral constituting proceeds, that may be received by any Second Lien Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Lien Representative, for the benefit of the First Lien Secured Parties, in the same form as received, with any necessary endorsements, and each Second Lien Secured Party hereby authorizes the First Lien Representative to make any such endorsements as agent for the Second Lien Secured Parties (which authorization, being coupled with an interest, is irrevocable).

          SECTION 4.02. Releases of Second-Priority Lien. (a) The First Lien Representative, on behalf of the First Lien Secured Parties, will have the exclusive right (subject to the provisions of the First Lien Credit Agreement) to make determinations regarding the release or disposition of any Collateral, without any consultation with, consent of or notice to the Second Lien Representative or any other Second Lien Secured Party. Upon (i) any release, sale or disposition of Collateral by the First Lien Representative or the First Lien Secured Parties that results in the release of the first-priority Lien in favor of the First Lien Representative on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action) or
(ii) any release of any Guarantor from any or all of its obligations to guarantee the First Lien Obligations, the second-priority Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the First Lien Secured Parties) or the comparable obligations of such Guarantor to guarantee the Second Lien Obligations, as the case may be, shall be automatically and unconditionally released with no further consent or action of any Person. Notwithstanding the foregoing, the Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees and acknowledges that any and all of the Second Lien Collateral may be sold so long as (i) such sale is not a sale of all or substantially all of the Second Lien Collateral, and (ii) the proceeds of such sale are used to prepay loans outstanding under the First Lien Credit Agreement or are otherwise used in a manner permitted under the First Lien Credit Agreement or, after all First Lien Obligations have been Paid in Full, used to prepay loans outstanding under the Second Lien Credit Agreement.

          (b) The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Lien Representative shall request to evidence any release of the second-priority Lien described in paragraph (a) above. Each of the Second Lien Representative and each other Second Lien Secured Party hereby appoints the First Lien Representative and any officer or duly authorized person of the First Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Secured Parties and in the name of the Second Lien Representative or the Second Lien Secured Parties or in the First Lien Representative's own name, from time to time, in the First Lien Representative's sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

          SECTION 4.03. Inspection Rights and Insurance. (a) The First Lien Representative and its representatives and invitees may at any time, subject to
Section 5.01(f) of the First Lien Credit Agreement, inspect, repossess, remove and otherwise deal with the Collateral, and the First Lien Representative may advertise and conduct public auctions or private sales of the Collateral, in each case without notice to, the involvement of or interference by the Second Lien Representative or any other Second Lien Secured Party or liability to the Second Lien Representative or any other Second Lien Secured Party.

          (b) Until the First Lien Obligations have been Paid in Full, the First Lien Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by the Loan Parties; (ii) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

                                    ARTICLE V
                             INSOLVENCY PROCEEDINGS

          SECTION 5.01. Filing of Motions. So long as the First Lien Obligations have not been Paid in Full, the Second Lien Representative agrees on behalf of itself and the other Second Lien Secured Parties that neither the Second Lien Representative nor any other Second Lien Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the First Lien Representative (including the validity and enforceability thereof) or any other First Lien Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Representative may file a proof of claim in an Insolvency Proceeding and take actions which are not adverse to the Liens and interests of the First Lien Secured Parties or otherwise inconsistent with the priorities of this Agreement (including as to releases) to preserve and protect its second priority Lien on the Collateral, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Lien Representative imposed hereby.

          SECTION 5.02. Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the First Lien Representative or one or more of the other First Lien Secured Parties desire to consent to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent to the provision of financing to any Loan Party by any third party under the Bankruptcy Code ("DIP FINANCING"), then the Second Lien Representative agrees, on behalf of itself and the other Second Lien Secured Parties, that to the extent the aggregate principal amount of such DIP Financing does not exceed the maximum aggregate principal amount available under the First Lien Credit Agreement as of the Effective Date by more than $125,000,000, the Second Lien Representative and each other Second Lien Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in Section 5.04 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the second-priority Liens (i) to such DIP Financing on the same terms as the first-priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and (ii) to any adequate protection provided to the First Lien Secured Parties and (d) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

          SECTION 5.03. Relief From the Automatic Stay. The Second Lien Representative agrees, on behalf of itself and the other Second Lien Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the First Lien Representative.

          SECTION 5.04. Adequate Protection. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by the First Lien Representative or the First Lien Secured Parties for adequate protection or (b) any objection by the First Lien Representative or any other First Lien Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the First Lien Representative or any other First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.02, in any Insolvency Proceeding, (i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral, and the First Lien Secured Parties do not object to the adequate protection being provided to them, then the Second Lien Representative, on behalf of itself and any of the Second Lien Secured Parties, may seek or accept adequate protection solely in the form of (x) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Lien Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Secured Parties, and (ii) in the event the Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Second Lien Representative, on behalf of itself or any of the other Second Lien Secured Parties, agrees that the First Lien Representative shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are subordinated to such First Lien Obligations under this Agreement. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the First Lien Representative.

          SECTION 5.05. Avoidance Issues. If any First Lien Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Loan Party because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer (any such amount, a "RECOVERY"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Obligations shall be deemed not to have been Paid in Full. If this

Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Representative and the other Second Lien Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead by allocated and turned over for application in accordance with the priorities set forth in this Agreement.

          SECTION 5.06. Asset Dispositions in an Insolvency Proceeding, etc. None of the Second Lien Representative or any other Second Lien Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Loan Party that is supported by the First Lien Secured Parties, and the Second Lien Representative and each other Second Lien Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Secured Parties and to have released their Liens in such assets.

          SECTION 5.07. Separate Grants of Security and Separate Classification. Each Second Lien Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens and
(b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the First Lien Secured Parties and Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against any Loan Party in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Representative and the Second Lien Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties).

          SECTION 5.08. No Waivers of Rights of First Lien Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Lien Representative or any other First Lien Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by the Second Lien Representative or any other Second Lien Secured Party, including the seeking by any Second Lien Secured Party of adequate protection or the asserting by any Second

Lien Secured Party of any of its rights and remedies under the Second Lien Collateral Documents or otherwise.

          SECTION 5.09. Plans of Reorganization. No Second Lien Secured Party shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash in full, all First Lien Obligations, (b) is accepted by the class of holders of First Lien Obligations voting thereon and is supported by the First Lien Representative or (c) incorporates this Agreement by reference and continues the rights and priorities of the First Lien Secured Parties and the Second Lien Secured Parties in the Collateral subsequent to the effective date of such plan.

          SECTION 5.10. Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

          SECTION 5.11. Post-Petition Claims. (a) Neither the Second Lien Representative nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Representative or any other First Lien Secured Party for Post-Petition Interest, fees, costs, charges or expenses to the extent of the value of the First Lien Representative's Lien held for the benefit of the First Lien Secured Parties, without regard to the existence of the Lien of the Second Lien Representative on behalf of the Second Lien Secured Parties on the Collateral.

          (b) Neither the First Lien Representative nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Representative or any other Second Lien Secured Party for allowance in any Insolvency Proceeding of Second Lien Obligations consisting of Post-Petition Interest, fees, costs, charges or expenses to the extent of the value of the Lien of the Second Lien Representative on behalf of the Second Lien Secured Parties on the Collateral (after taking into account the First Lien Obligations).

          SECTION 5.12. Waiver. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, waives any claim it or they may hereafter have against the First Lien Representative or any other First Lien Secured Party arising out of the election of the First Lien Representative or any other First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency Proceeding.

          SECTION 5.13. Expense Claims. Neither Second Lien Representative nor any other Second Lien Secured Party will (a) contest the payment of fees, expenses or other amounts to the First Lien Representative or any other First Lien Secured Party under Section 506(b) of the Bankruptcy Code or otherwise to the extent provided for in the First Lien Credit Agreement or

(b) assert or enforce, at any time prior to Payment in Full of all First Lien Obligations, any claim under Section 506(c) of the Bankruptcy Code senior to or on parity with the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

          SECTION 5.14. Other Matters. To the extent that the Second Lien Representative or any other Second Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, the Second Lien Representative agrees, on behalf of itself and the other Second Lien Secured Parties, not to assert any of such rights without the prior written consent of the First Lien Representative; provided that if requested by the First Lien Representative, the Second Lien Representative shall timely exercise such rights in the manner requested by the First Lien Representative, including any rights to payments in respect of such rights.

                                   ARTICLE VI
      SECOND LIEN COLLATERAL DOCUMENTS AND FIRST LIEN COLLATERAL DOCUMENTS

          SECTION 6.01. Collateral Documents. (a) Each Loan Party and the Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Collateral Documents or any of the documents governing the Second Lien Obligations inconsistent with or in violation of this Agreement.

          (b) Each of the Loan Parties and the First Lien Representative, on behalf of itself and the other First Lien Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Collateral Documents or the documents governing the First Lien Obligations inconsistent with or in violation of this Agreement.

          (c) In the event the First Lien Representative enters into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of or action by any Second Lien Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of this Agreement, the Second Lien Credit Agreement and the Second Lien Collateral Documents), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Collateral Document, except to the extent that a release of such Lien is permitted by Section 4.02, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Secured Parties and does not affect the First Lien Secured Parties in a like or similar manner shall not apply to the Second Lien Collateral Documents without the consent of the Second Lien Representative and (iii) notice of such amendment, waiver or consent shall be given to the Second Lien Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

          SECTION 6.02. Amendments to First Lien Documents and Second Lien Documents. (a) The First Lien Collateral Documents, the First Lien Credit Agreement and all other First Lien Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the First Lien Credit Agreement may be refinanced, replaced or refunded, with the same or different lenders or representatives (any refinancing, replacement or refunding, with the same or different lenders or representatives, of the First Lien Credit Agreement or the Second Lien Credit Agreement is referred to herein as a "REFINANCING"), in each case without the consent of the Second Lien Representative or the Second Lien Secured Parties; provided, however, that the holders of any such Refinancing debt bind themselves in writing to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not provide for a principal amount of, without duplication, term loans, revolving loan commitments and letter of credit facilities (but excluding hedging obligations) in excess of $395,000,000 in the aggregate, less (i) the amount of all repayments and prepayments applied to any term loans and (ii) the amount of all repayments and prepayments of any revolving loan or letter of credit, to the extent accompanied by a corresponding reduction in the applicable commitment amount.

          (b) Without the prior written consent of the First Lien Representative, none of the Second Lien Collateral Documents, the Second Lien Credit Agreement or any other Second Lien Loan Documents may be amended, supplemented or otherwise modified or entered into, nor may they be subject to a Refinancing, except that subject to Section 5.02(k) of the First Lien Credit Agreement, the Second Lien Collateral Documents, the Second Lien Credit Agreement and all other Second Lien Loan Documents (i) may be amended in a manner that (A) does not shorten any date or increase the amount of any required repayment, prepayment or redemption of the principal of such Debt under the Second Lien Credit Agreement and does not improve, directly or indirectly, its priority relative to the First Lien Obligations (including, if the debt being modified is subject to a Refinancing, that the degree of subordination may not be lessened), (B) does not increase the rate or extend the date for payment of the interest, premium (if any) or fees payable on the Second Lien Obligations and (C) does not make the covenants, events of default or remedies relating to Second Lien Obligations, taken as a whole, more restrictive on the Loan Parties (it being understood and agreed that if any particular provision is more onerous or restrictive such provision shall be deemed to have been included in the First Lien Credit Agreement) and (ii) may be subject to a Refinancing, but only if the changes to the documentation are allowable under the foregoing clauses (A), (B) and (C), provided that the holders of the Refinancing debt bind themselves to this Agreement.

                                   ARTICLE VII
                             RELIANCE; WAIVERS; ETC.

          SECTION 7.01. Reliance. The First Lien Collateral Documents and the First Lien Credit Agreement are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Secured Parties. The Second Lien Collateral Documents and the Second Lien Credit Agreement are each deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The First Lien

Representative, on behalf of itself and the other First Lien Secured Parties, expressly waives all notices of the acceptance of and reliance by the Second Lien Representative and the other Second Lien Secured Parties.

          SECTION 7.02. No Warranties or Liability. The Second Lien Representative and the First Lien Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Lien Collateral Document or any Second Lien Collateral Document. Except as otherwise provided in this Agreement, the Second Lien Representative and the First Lien Representative will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

          SECTION 7.03. No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Collateral Documents or the Second Lien Collateral Documents.

                                  ARTICLE VIII
                            OBLIGATIONS UNCONDITIONAL

          SECTION 8.01. First Lien Obligations Unconditional. All rights and interests of the First Lien Representative under this Agreement, and all agreements and obligations of the Second Lien Representative, the Borrower and the other Loan Parties (to the extent applicable) under this Agreement, shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any First Lien Collateral Document or the First Lien Credit Agreement;

          (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Collateral Document or the First Lien Credit Agreement;

          (c) prior to the Payment in Full of the First Lien Obligations, any exchange, release, voiding, impairment, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Obligations or any guarantee or guaranty thereof; or

          (d) any exercise or delay in or refrain from exercising any right or remedy, any election of remedies, any taking or failure to take any Liens or additional Liens, as well as any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Obligations, or of the Second

     Lien Representative, or any Loan Party, to the extent applicable, in respect of this Agreement.

          SECTION 8.02. Second Lien Obligations Unconditional. All rights and interests of the Second Lien Representative under this Agreement, and all agreements and obligations of the First Lien Representative and the Borrower and the other Loan Parties (to the extent applicable) under this Agreement, shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Second Lien Collateral Document or the Second Lien Credit Agreement;

          (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Collateral Document or the Second Lien Credit Agreement;

          (c) any exchange, release, voiding, impairment, avoidance or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Obligations or any guarantee or guaranty thereof; or

          (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of the First Lien Representative, or any Loan Party, to the extent applicable, in respect of this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

          SECTION 9.01. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Credit Agreement, the Second Lien Credit Agreement, any First Lien Collateral Document or any Second Lien Collateral Document, the provisions of this Agreement shall govern.

          SECTION 9.02. Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Obligations shall be Paid in Full. This is a continuing agreement and the First Lien Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any other Loan Party on the faith hereof.

          SECTION 9.03. Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Representative, the Second Lien Representative and, only if the rights or duties of any Loan Party are directly affected thereby, the Borrower on behalf of such Loan Party.

          SECTION 9.04. Information Concerning Financial Condition of the Borrower and the other Loan Parties. Each of the Second Lien Representative and the First Lien Representative hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. Each of the Second Lien Representative and the First Lien Representative hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Representative or the First Lien Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

          SECTION 9.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 9.06. SUBMISSION TO JURISDICTION. (A) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND FOR PURPOSES OF ENFORCEMENT OF COLLATERAL SECURITY OR RELATED MATTERS, THE COURTS OF THE JURISDICTION WHERE SUCH COLLATERAL IS LOCATED, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FIRST LIEN LOAN DOCUMENTS OR SECOND LIEN LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          (B) THE BORROWER, EACH OTHER LOAN PARTY, THE SECOND LIEN REPRESENTATIVE, THE OTHER SECOND LIEN SECURED PARTIES, THE FIRST LIEN REPRESENTATIVE AND THE OTHER FIRST LIEN SECURED PARTIES EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT THEY MAY LEGALLY AND EFFECTIVELY DO SO, (I) ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO THE MATTERS COVERED BY THIS AGREEMENT, (II) ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION AND
(III) THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

          (C) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.07. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 9.07. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail, and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be if to the Borrower, at the address specified below its name on the signature pages hereof; if to the First Lien Representative, at 201 South College Street, NC0608/CP8, Charlotte, North Carolina 28288-0608,
Attention: Syndication Agency Services, Telecopier: 704-383-0288, Telephone:
704-374-2698, with a copy to: Wachovia Bank, National Association, One Wachovia Center, 6th Floor, Charlotte, NC 28288-0760, Attention: Rob Sevin / Agency Management, Telephone: 704-383-7546, Telecopier: 704-383-1625; if to the Second Lien Representative, at 201 South College Street, NC0608/CP8, Charlotte, North Carolina 28288-0608, Attention: Syndication Agency Services, Telecopier:
704-383-0288, Telephone: 704-374-2698, with a copy to: Wachovia Bank, National Association, One Wachovia Center, 6th Floor, Charlotte, NC 28288-0760,
Attention: Rob Sevin / Agency Management, Telecopier: 704-383-7546, Telephone:
704-383-1625; or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

          SECTION 9.08. Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

          (a) upon request by the First Lien Representative or the Second Lien Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Credit Agreement, and the Second Lien Credit Agreement; and

          (b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the obligations thereunder.

          SECTION 9.09. Subrogation. The Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Payment in Full of all First Lien Obligations has occurred.

          SECTION 9.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Secured Parties and Second Lien Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to the Borrower or any other

Loan Party shall include any of the Borrower or such other Loan Party as debtor-in-possession and any receiver or trustee for the Borrower or such other Loan Party in any Insolvency Proceeding. Additional Loan Parties may be added hereto by a joinder agreement satisfactory to the First Lien Representative.

          SECTION 9.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.12. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

          SECTION 9.13. Provisions to Define Relative Rights. The provisions of this Agreement are intended for the purpose of defining the relative rights of the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand. Except as expressly provided herein, none of the Borrower, any other Loan Party or any other creditor thereof shall have any rights hereunder, and none of the Borrower or any other Loan Party may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Loan Party, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, as
                                        First Lien Representative for and on
                                        behalf of the First Lien Secured Parties


                                        By /s/ John Bengough
                                           -------------------------------------
                                        Name: John Bengough
                                        Title: Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        Second Lien Representative for and on
                                        behalf of the Second Lien Secured
                                        Parties


                                        By /s/ John Bengough
                                           -------------------------------------
                                        Name: John Bengough
                                        Title: Vice President

                                        OPEN SOLUTIONS INC.,
                                           as Borrower


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Executive Vice President
                                               and Chief Financial Officer


                                        HUSKY ACQUISITION CORPORATION,
                                           as a Guarantor


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Treasurer

                                        Address for notices:
                                        455 Winding Brook Drive
                                        Glastonbury, CT 06033


                                        MAXXAR CORPORATION,
                                           as a Guarantor


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Treasurer

                                        Address for notices:
                                        455 Winding Brook Drive
                                        Glastonbury, CT 06033


                                        OPEN SOLUTIONS RDS TECHNOLOGIES, INC.,
                                           as a Guarantor


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Treasurer

                                        Address for notices:
                                        455 Winding Brook Drive
                                        Glastonbury, CT 06033

                                        RE:MEMBER DATA SERVICES, INC.,
                                           as a Guarantor


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Treasurer

                                        Address for notices:
                                        455 Winding Brook Drive
                                        Glastonbury, CT 06033


                                        WILDCAT ACQUISITION CORP.,
                                           as a Guarantor


                                        By /s/ Kenneth J. Saunders
                                           -------------------------------------
                                        Name: Kenneth J. Saunders
                                        Title: Treasurer

                                        Address for notices:
                                        455 Winding Brook Drive
                                        Glastonbury, CT 06033